UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2020
(Date of earliest event reported)

BANK 2020-BNK30

(Central Index Key Number 0001832874)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-228375-05	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On or about December 22, 2020, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30 (the “Certificates”), is expected to be issued by BANK 2020-BNK30, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2020 (the “Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
605 Third Avenue	4.5	N/A
McClellan Park	4.6	N/A
Miami Design District	4.7	N/A(1)
McDonald’s Global HQ	4.8	N/A
Coleman Highline	4.9	4.2
Grace Building	4.10	4.3
250 West 57th Street	4.11	4.2
ExchangeRight Net Leased Portfolio #41	4.12	N/A
Fresh Pond Cambridge	4.13	N/A
The Arboretum	4.14	4.2
1890 Ranch	4.15	4.2
711 Fifth Avenue	4.16	4.4

(1)	The subject whole loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable lead securitization companion loan, after which the subject whole loan will be serviced pursuant to the pooling and servicing agreement for such lead securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such lead securitization.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), (iii) the RR Interest, (iv) Class MCD-D, Class MCD-X, Class MCD-E, Class MCD-F and Class MCD-G (collectively, the “Privately Offered Loan-Specific Certificates”), and (v) the McRR Interest.

The Publicly Offered Certificates, the Privately Offered Certificates, the Privately Offered Loan-Specific Certificates, the RR Interest and the McRR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 22, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty (40) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-two (62) commercial, multifamily and/or residential cooperative properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.2; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2019, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2019, between the Registrant and NCB, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to BofA Securities, Inc. (“BOAS”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of December 11, 2020, among the Registrant, as depositor, BOAS, WFS, Morgan Stanley, Academy and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, (ii) the sale of the Privately Offered Certificates by the Registrant to BOAS, WFS, Morgan Stanley, Academy and Drexel pursuant to a Certificate Purchase Agreement, dated as of December 11, 2020, among the Registrant, as depositor, BOAS, WFS, Morgan Stanley, Academy and Drexel, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, (iii) the sale of the RR Interest, having a principal amount of $40,723,672.19, to BANA, WFB and Morgan Stanley Bank, N.A. (collectively, in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of December 11, 2020, between the Registrant and the Retaining Parties, (iv) the sale of the Privately Offered Loan-Specific Certificates by the Registrant to BOAS pursuant to a Loan-Specific Certificate Purchase Agreement, dated as of December 11, 2020, among the Registrant, as depositor, BOAS and BANA, which Privately Offered Loan-Specific Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (v) the sale of the McRR Interest, having a principal amount of $5,500,000, to BANA, pursuant to a transfer agreement, dated as of December 11, 2020, between the Registrant and BANA. The RR Interest and McRR Interest were sold in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 14, 2020 and as filed with the Securities and Exchange Commission on December 22, 2020 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated December 14, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of December 11, 2020, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2020, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Trust and Servicing Agreement, dated as of November 18, 2020, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.4	Pooling and Servicing Agreement is dated and effective as of May 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	The 605 Third Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	The McClellan Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	The Miami Design District Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	The McDonald’s Global HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	The Coleman Highline Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	The Grace Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	The 250 West 57th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	The ExchangeRight Net Leased Portfolio #41 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	The Fresh Pond Cambridge Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	The Arboretum Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	The 1890 Ranch Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	The 711 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2020, which such certification is dated December 14, 2020.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between National Cooperative Bank, N.A., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2020	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of December 11, 2020, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2020, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement, dated as of November 18, 2020, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement is dated and effective as of May 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	The 605 Third Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	The McClellan Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	The Miami Design District Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	The McDonald’s Global HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	The Coleman Highline Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	The Grace Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The 250 West 57th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	The ExchangeRight Net Leased Portfolio #41 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	The Fresh Pond Cambridge Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	The Arboretum Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.15	The 1890 Ranch Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	The 711 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2020, which such certification is dated December 14, 2020.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 11, 2020, between National Cooperative Bank, N.A., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)